 Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

First National Holdings, LLC (the “Company”)
Cantor Fitzgerald & Co
(together, the “Specified Parties”)

Re: FNA IX, LLC, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “FNA 9 Consolidated Loan Tape File 1.31.26.xlsx” provided by the Company on February 6, 2026, containing information on 9,956 Tax Liens and Property Assessed Clean Energy (“PACE”) Assessments (the “Assets”) as of January 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FNA IX, LLC, Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within $2.00, 0.1%, and 1 day, respectively, and differences related to Interest Amount and Market Value were within 10%.

•	The term “Cutoff Date” means January 31, 2026.

•	The term “Data File Extract Date” means February 5, 2026.

•	The term “Sources” means the following documents:

–	Scanned copies of the Buy Sheet, Certificate of Purchase, Demand for Payoff Document, Property Tax Bill, Purchase and Sale Agreement, Purchase Check, Recording Fees, Sale List, Sale Receipt, Tax Certificate, Tax Invoice, Tax Lien Contract, Tax Payment Agreement, Terms of Sale, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were provided by the Company and represented to be copies of the original documents;

–	Screenshots provided by the Company and represented to be from the Company’s servicing systems (the “System Screenshots”);

–	Tax Amount, Current Interest Rate, Overbid Amount, and Market Value (property appraisal value) related to one or more tax liens sold by the county, which we obtained from specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit A, as instructed and provided by the Company;

–	Screenshots provided by the Company and represented to be from the County Assessor’s Websites (the “County Records”);

–	10 electronic data files provided by the Company detailing the auction results for Sample Assets in Florida (the “Auction Results”);

–	Electronic data file provided by the Company entitled “Sample3_HERO Delinquency Purchase Tracking 9.10.2024 WRCOG (Distributed 12.19.24).xlsx” detailing payment history for Sample Asset #3 (the “Sample Asset #3 Payment History”); and,

–	Electronic data file provided by the Company entitled “State-by-State Interest Calculations Overview.xlsx” detailing each state’s statutory interest rate and the interest rate accrual methodology for each state, excluding Texas, (the “State Interest Overview”).

•	The term "Property Type Mapping" means the mapping of property type descriptions corresponding to property types appearing in the Sources contained in email correspondence provided by the Company on March 2, 2026.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Provided Information” means the Sources, Property Type Mapping, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 80 Assets from the Data File (the “Sample Assets”) using a random sampling tool. A listing of the Sample Assets is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Assets we were instructed to randomly select from the Data File.

B.	For each Sample Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Purchase Date	Auction Purchase Confirmation Emails, Auction Results, Certificate of Purchase, Purchase and Sale Agreement, Purchase Check, Tax Invoice, Tax Lien Contract, Terms of Sale
County	Auction Purchase Confirmation Emails, Auction Results, Certificate of Purchase, Purchase and Sale Agreement, Tax Invoice, Tax Lien Contract, Tax Payment Agreement
State	Auction Purchase Confirmation Emails, Auction Results, Certificate of Purchase, Purchase and Sale Agreement, Tax Invoice, Tax Payment Agreement
Property Type	County Assessor’s Websites, County Records, Property Type Mapping, and Instructions
Current Interest Rate	Auction Purchase Confirmation Emails, Auction Results, Certificate of Purchase, Purchase and Sale Agreement, State Interest Overview, Tax Payment Agreement
Tax Amount/Principal	Auction Purchase Confirmation Emails, Auction Results, Buy Sheet, Demand for Payoff Document, Purchase and Sale Agreement, Sale List, Tax Payment Agreement, and Instructions
Overbid Amount	Sale List, Tax Invoice, and Instructions
Reimbursable Fees	Buy Sheet, Demand for Payoff Document, Purchase and Sale Agreement, Recording Fees, Sale Receipt, Tax Certificate, and Instructions
Market Value	County Assessor’s Websites, County Records, Property Tax Bill, Tax Certificate, Auction Results, and Instructions
Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, Systems Screenshots, Tax Payment Agreement, Demand for Payoff Document, and Instructions
Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File, and Instructions

We found such information to be in agreement, except as stated in Exhibit D.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion.
Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Assets, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Assets being securitized, (iii) the compliance of the originator of the Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 3, 2026

Exhibit A – County Assessor’s Websites provided by the Company

State	County	Website
California	All California counties except for Kern and Riverside	https://assr.parcelquest.com/Home/Details/0
California	Kern	https://www.kerncounty.com/government/departments/assessor-recorder/property/assessor-property-search
California	Riverside	https://ca-riverside-acr.publicaccessnow.com/PropertySearch
Florida	Bradford	https://www.bradfordappraiser.com/gis/
Florida	Brevard	https://www.bcpao.us/propertysearch/#/nav/Search
Florida	Charlotte	https://www.ccappraiser.com/RPSearchValueHistory.asp?yr=2019
Florida	Jackson	https://qpublic.schneidercorp.com/Application.aspx
Florida	Lake	https://lakecopropappr.com/property-search.aspx?
Florida	Marion	http://www.pa.marion.fl.us/PRC.aspx
Florida	Miami Dade	https://www.miamidade.gov/Apps/PA/propertysearch
Florida	Orange	https://www.ocpafl.org/searches/ParcelSearch.aspx?
Florida	Pinellas	https://www.pcpao.gov
Florida	Sarasota	https://www.sc-pa.com/propertysearch/
Florida	Seminole	https://scpafl.org/search/parcels/details
Florida	Volusia	https://vcpa.vcgov.org/parcel
Illinois	Cook	https://www.cookcountyassessor.com
South Carolina	Lexington	https://lexingtoncountytreasurer.qpaybill.com/Taxes/TaxesDefaultType4.aspx?id=
Texas	Bastrop	https://esearch.bastropcad.org/
Texas	Bexar	http://bexar.trueautomation.com/clientdb/Property.aspx
Texas	Bowie	http://www.bowieappraisal.com/account/
Texas	Brewster	https://esearch.brewstercotad.org
Texas	Cameron	https://cameron.prodigycad.com/property-detail
Texas	Fort Bend	https://www.fbcad.org/
Texas	Gaines	https://esearch.gainescad.org
Texas	Harris	https://hcad.org/property-search/real-property/real-property-search-by-address/
Texas	Hidalgo	https://hidalgo.prodigycad.com/property-search
Texas	McLennan	https://esearch.mclennancad.org
Texas	Nueces	https://esearch.nuecescad.net
Texas	Washington	https://esearch.washingtoncad.org/
Texas	Wise	https://esearch.wisecad.org/
Texas	Zapata	https://esearch.zapatacad.org/

Exhibit B - The Sample Assets

Sample Asset Number	Sample Asset ID	Sample Asset Number	Sample Asset ID
1	2026-1-01	41	2026-1-41
2	2026-1-02	42	2026-1-42
3	2026-1-03	43	2026-1-43
4	2026-1-04	44	2026-1-44
5	2026-1-05	45	2026-1-45
6	2026-1-06	46	2026-1-46
7	2026-1-07	47	2026-1-47
8	2026-1-08	48	2026-1-48
9	2026-1-09	49	2026-1-49
10	2026-1-10	50	2026-1-50
11	2026-1-11	51	2026-1-51
12	2026-1-12	52	2026-1-52
13	2026-1-13	53	2026-1-53
14	2026-1-14	54	2026-1-54
15	2026-1-15	55	2026-1-55
16	2026-1-16	56	2026-1-56
17	2026-1-17	57	2026-1-57
18	2026-1-18	58	2026-1-58
19	2026-1-19	59	2026-1-59
20	2026-1-20	60	2026-1-60
21	2026-1-21	61	2026-1-61
22	2026-1-22	62	2026-1-62
23	2026-1-23	63	2026-1-63
24	2026-1-24	64	2026-1-64
25	2026-1-25	65	2026-1-65
26	2026-1-26	66	2026-1-66
27	2026-1-27	67	2026-1-67
28	2026-1-28	68	2026-1-68
29	2026-1-29	69	2026-1-69
30	2026-1-30	70	2026-1-70
31	2026-1-31	71	2026-1-71
32	2026-1-32	72	2026-1-72
33	2026-1-33	73	2026-1-73
34	2026-1-34	74	2026-1-74
35	2026-1-35	75	2026-1-75
36	2026-1-36	76	2026-1-76
37	2026-1-37	77	2026-1-77
38	2026-1-38	78	2026-1-78
39	2026-1-39	79	2026-1-79
40	2026-1-40	80	2026-1-80

(*) The Company has assigned a unique Asset ID to each Asset in the Data File. The Asset ID referred to in this Exhibit are not the actual Asset IDs.

Exhibit C – Instructions

Attribute	Instructions
Property Type	If the Property Type stated in the “Property Type” field in the Data File was different than the Property Type listed in the Sources, use the mapping listed in the Property Type Mapping corresponding to the “Property Type Bucket” field in the Data File.
Tax Amount/Principal	For Sample Asset #3, subtract the payment amount listed in the Sample Asset #3 Payment History from the Tax Amount/Principal listed in the Purchase and Sale Agreement.
Overbid Amount

For Sample Assets in Florida, New Jersey, and Texas, consider the Overbid Amount to be $0.

For Sample Assets in South Carolina, recompute as the winning bid amount listed in the Sale List minus the tax amount listed in the Tax Invoice.

Reimbursable Fees	For Sample Assets with a value of “0” in the “Reimbursable Fees” field in the Data File, consider the Reimbursable Fees to be $0.
Market Value

For Sample Assets in Cook County, Illinois with a Property Type of “Multi Family,” if a Market Value was not listed in the County Assessor’s Websites, recompute the Market Value as the product of (i) the assessed value listed in the County Assessor’s Websites and (i) 10.

For Sample Assets in New Jersey, recompute as the quotient of (i) the net value listed in the County Records and (ii) the tax ratio value listed in the County Records.

Interest Amount

Recompute as the product of (i) Tax Amount in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the purchase date in the Data File and the Data File Extract Date.

For Sample Assets in Texas, recompute as the product of (i) the Principal Balance in the Data File, (ii) the quotient of the Current Interest Rate in the Data File, and the days per year in the Tax Payment Agreement, where applicable, and (iii) the number of days between (a) Interest Paid to Date in the Demand for Payoff Document or System Screenshots and (b) the Data File Extract Date.

Redemptive Value	Recompute as the sum of Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount in the Data File.

Exhibit D - Exception List

Sample Asset #	Sample Asset ID	Attribute	Per Data File	Per Sources
1	2026-1-01	Market Value	$180,770.00	$253,060.00